                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 8, 2004

                             PRIME HOSPITALITY CORP.
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             (Exact name of registrant as specified in its charter)

        Delaware                       1-6869                  22-2640625
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)

                 700 Route 46 East, Fairfield, New Jersey 07004
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                     Address of principal executive offices

       Registrant's telephone number, including area code: (973) 882-1010

                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
            Act (17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 8.01.  Other Events.
                  ------------

      On October 8, 2004, Prime Hospitality Corp. (the "Company") issued a press release  announcing  that it had  completed  its merger with an affiliate of The
Blackstone Group.  Under the terms of the merger agreement,  stockholders of the
Company will receive $12.25 per share in cash, without interest.

      A copy of the press  release  issued by the  Company  on  October 8, 2004, announcing the  completion of the merger is attached  hereto as Exhibit 99.1 and is incorporated herein by reference.

      Item 9.01.    Financial Statements and Exhibits.
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     (c)       Exhibits
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               Exhibit No.   Exhibits
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                  99.1       Press release, dated October 8, 2004, of Prime
                             Hospitality Corp. , announcing the completion of
                             the merger

                                    SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         PRIME HOSPITALITY CORP.

Date:  October 8, 2004                   By:  /s/ Richard T. Szymanski
                                            -----------------------------------
                                            Name:   Richard T. Szymanski
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer